                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant / /
    Filed by a Party other than the Registrant /x/

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /x/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

Chesapeake Biological Laboratories Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Merrill Corporation
- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/x/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

                                         CBL
                       Chesapeake Biological Laboratories, Inc.
                                11412 Cronridge Drive
                           Owings Mills,  Maryland  21117


                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS


Notice is hereby given that the Annual Meeting of Stockholders of Chesapeake Biological Laboratories, Inc. will be held on Tuesday, October 29, 1996, at 10:00 AM at The Greater Baltimore Committee, Inc., Suite 1500, 111 South Calvert Street, Baltimore, Maryland 21202, for the following purposes:

    1. To elect six (6) directors to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify;

    2. To approve the Chesapeake Biological Laboratories, Inc., Fourth Incentive Stock Option Plan; and

    2. To transact such other business as may properly come before the meeting or any adjournment thereof.

Only stockholders of record at the close of business on September 12, 1996 will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

                             By Order of the Board of Directors



                             Thomas C. Mendelsohn
                             Secretary
                             Baltimore, Maryland
                             September 12, 1996


- ------------------------------------------------------------------------------
                             IMPORTANT

Please mark, date and sign the enclosed proxy and return it at your earliest convenience in the enclosed postage-prepaid return envelope so that if you are unable to attend the Annual Meeting, your shares may be voted.
- ------------------------------------------------------------------------------


                  CHESAPEAKE BIOLOGICAL LABORATORIES, INC.
                           11412 Cronridge Drive
                          Owings Mills, MD  21117

Dear Stockholder:

    You are cordially invited to attend the Annual Meeting of Stockholders ("Annual Meeting") of Chesapeake Biological Laboratories, Inc. to be held on Tuesday, October 29, 1996, at 10:00 AM at The Greater Baltimore Committee, Inc., Suite 1500, 111 South Calvert Street, Baltimore, Maryland 21202.

    At the Annual Meeting, you will be asked to consider and vote upon the election of six directors of the Company, and to consider and approve the Chesapeake Biological Laboratories, Inc., Fourth Incentive Stock Option Plan. The enclosed Proxy Statement more fully describes the details of the business to be conducted at the Annual Meeting.

    After careful consideration, the Company's Board of Directors recommends that you vote "FOR ALL NOMINEES" nominated for election as directors of the Company, and that you vote "FOR" the approval of the Chesapeake Biological Laboratories, Inc., Fourth Incentive Stock Option Plan.

    After reading the Proxy Statement, please mark, date, sign and return, by no later than October 22, 1996, the enclosed proxy card in the accompanying reply envelope. If you decide to attend the Annual Meeting, please notify the Secretary of the Company that you wish to vote in person and, if you attend and vote in person, your proxy will not be voted. YOUR SHARES CANNOT BE VOTED UNLESS YOU SIGN, DATE AND RETURN THE ENCLOSED PROXY, OR ATTEND THE ANNUAL MEETING IN PERSON.

    A copy of the Chesapeake Biological Laboratories, Inc. 1996 Annual Report is also enclosed.

    We look forward to seeing you at the Annual Meeting.

                             Sincerely,


                             William P. Tew, Ph.D.
                             Chairman and Chief Executive Officer

Baltimore, Maryland
September 12, 1996

                       CHESAPEAKE BIOLOGICAL LABORATORIES, INC.

                                   PROXY STATEMENT

                                       GENERAL

    This proxy statement is furnished in connection with the solicitation by the Board of Directors of Chesapeake Biological Laboratories, Inc. ("CBL" or the "Company") of proxies to be voted at the Annual Meeting of Stockholders to be held on Tuesday, October 29,. 1996 at 10:00 AM at the offices of The Greater Baltimore Committee, Inc., Suite 1500, 111 South Calvert Street, Baltimore, Maryland 21202, or at any adjournment thereof. The purposes for the meeting and the matters to be voted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. This proxy statement and the accompanying form of proxy are being sent or given to the stockholders on or about September 25, 1996, together with an Annual Report to Stockholders.

    By completing and returning the accompanying proxy, the stockholder authorizes William P. Tew and John C. Weiss, III, or either of them, to act as proxies with full power of substitution. All returned proxies which are properly signed will be voted as the stockholder directs. If no direction is given, the executed proxies will be voted "FOR ALL NOMINEES" with respect to Proposal No. 1 (Election of Directors) and "FOR" Proposal No. 2 (Approval of Fourth Incentive Stock Option Plan). The affirmative vote of a plurality of all votes cast at the meeting at which a quorum is present is necessary for the election of a director, and the affirmative vote of a majority of the votes cast at the meeting at which a quorum is present is necessary for the approval of the Chesapeake Biological Laboratories, Inc., Fourth Incentive Stock Option Plan (the "Plan"). For purposes of Proposal No. 1 (Election of Directors), abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum. For the purposes of the vote on Proposal No. 2 (Approval of Fourth Incentive Stock Option Plan), abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.
 A proxy may be revoked by a stockholder at any time before it is voted at the annual meeting by giving notice of revocation to the Company in writing or by attending and voting at the meeting.

    The Company bears the cost of soliciting proxies. In addition to soliciting proxies by use of the mails, officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview. Hill and Knowlton has been retained to assist in soliciting proxies at a fee of approximately $3,000, plus expenses. The Company may reimburse custodians, nominees and other fiduciaries for reasonable out-of-pocket and clerical expenses in forwarding proxy materials to their principals.

    Only holders of record of the Class A Common Stock, one cent ($0.01) par value (the "Class A Common Stock"), of the Company at the close of business on September 12, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof. On September 6, 1996 there were 3,986,188 shares of the Class A Common Stock outstanding; each such share is entitled to one vote on each of the matters to be presented for a vote at the meeting. The holders of a majority of the outstanding shares of Class A Common Stock present in person or by proxy will be entitled to vote, and will constitute a quorum at the meeting.

                               PROPOSAL 1:
                          ELECTION OF DIRECTORS

    At the Annual Meeting, six (6) directors (constituting the entire Board of Directors of the Company) are to be elected. Unless otherwise specified, the nominees named below will be elected to serve until the next annual meeting of stockholders and until their successors shall have been duly elected and shall qualify. Each nominee named below is now a director of the Company. In the event any of these nominees shall be unable to serve as a director, the Board of Directors may designate a replacement. All nominees have consented to be named and have indicated their intent to serve if elected. The Board of Directors has no reason to believe that any of the nominees will be unable to serve or that any vacancy on the board of Directors will occur.

INFORMATION WITH RESPECT TO NOMINEES

    Set forth below is information regarding the nominees, including information furnished by them as to their principal occupation at present and for the last five years, certain other directorships held by them, the year in which each became a director of the Company, and their ages as of March 31, 1996:

    WILLIAM P. TEW, PH.D., age 50, is a founder of the Company and has been a Director and Chairman of the Board of Directors of the Company since operations began in 1980. Dr. Tew served as Chief Technical Officer of the Company from 1986 until 1988, and has since served as Chief Executive Officer of the Company.

    NARLIN B. BEATY, PH.D., age 46, who has been affiliated with the Company since 1983, assumed the duties of Chief Technical Officer as of May 1996. He served as President of the Company from 1991 until May 1996, and has been a member of the Board of Directors of the Company since 1989. Dr. Beaty also served as Acting President of the Company from 1989 to 1991, as Director of Development for the Company from 1985 to 1988, and as Senior Research Chemist for the Company from 1983 to 1984.

    THOMAS C. MENDELSOHN, age 51, joined the Company in 1991, and serves as Vice President of New Business Development, as Secretary, and, since August 1992, as a member of the Board of Directors of the Company. From 1966 to 1991, Mr. Mendelsohn served on the Board of Directors and was an officer of Barre National, Inc., a pharmaceutical company located in Baltimore, Maryland. For the last twelve of those years, he served as Senior Vice President of Sales and Marketing.

    JOHN C. WEISS, III, age 47, was appointed President of the Company in May 1996, after having been a Director of the Company since 1986. Mr. Weiss had been the Managing General Partner of Anthem Capital, L.P. since May 1994.
Mr. Weiss was the Managing Director of the Maryland Venture Capital Trust since its creation in 1990 until May 1994, and from March 1984 to June 1990, Mr. Weiss was the Managing Director of the Baltimore Office of Arete Ventures, Inc., a venture capital firm.

    REGIS F. BURKE, age 48, became a Director of the Company in April 1995. Mr. Burke is a Certified Public Accountant who started his own practice in 1988. Mr. Burke specializes in corporate transaction consulting, business planning, business valuation and litigation support services. Prior to 1988, Mr. Burke was a partner with Touche Ross & Co., an international accounting and management consulting firm.

    HARVEY L. MILLER, age 56, was appointed a Director of the Company in May 1996. Since 1980 Mr. Miller has been Chairman of G.S.I. Corporation, a manufacturer of high-tech wire assemblies and since 1986 has been President of DM Realty Corporation, a developer of commercial real estate sites.

BOARD COMMITTEES AND MEETINGS

    The Board of Directors of the Company has not established a Nominating Committee. The Board of Directors of the Company has, however, established a Compensation Committee, a Stock Option Committee and an Audit Committee.

    The Compensation Committee at March 31, 1996 was comprised of Messrs. Weiss and Burke, who were also the Company's only two outside directors. During the fiscal year ended March 31, 1996, the Compensation Committee, met once. A report of the Compensation Committee is included as part of this Proxy Statement. Upon his appointment as President of the Company in May 1996, Mr. Weiss resigned from the Compensation Committee and has since been replaced on the Compensation Committee by Mr. Miller.

    The Stock Option Committee has been established to administer the Company's Option Plans, including determination as to the employees to whom stock options are to be granted under the plans and the number of shares subject to, and the exercise price of, such options. The Stock Option Committee is currently comprised of all of the members of the Board of Directors of the Company and held one meeting during the last fiscal year.

    The Audit Committee, which includes the outside directors, met with the Company's outside accountants, both before and after the year-end audit.

    During the fiscal year ended March 31, 1996, the Board of Directors held seven meetings. Each Director attended all of the meetings of the Board of Directors held during the period in which he served as a Director.

COMPENSATION OF BOARD OF DIRECTORS

    The members of the Company's Board of Directors who are also officers or otherwise employees of the Company do not receive compensation for service as Directors. The annual compensation for outside directors was reduced from $15,600 to $9,600 as of July 1, 1995. Compensation for each of the Company's two outside Directors during fiscal year 1996 was $11,100. Each outside Director was granted stock options for 8,000 shares of the Class A Common Stock of the Company, exercisable at $1.50 per share, the market price on November 30, 1996, the date of the grant.

EXECUTIVE OFFICERS OF THE COMPANY

    In addition to those individuals identified above as nominees for election to the Board of Directors of the Company and who are also Executive Officers of the Company (Drs. Tew and Beaty and Messrs. Weiss and Mendelsohn), John T. Janssen has served as Treasurer and Chief Financial Officer of the Company since joining the Company in January 1993. Mr. Janssen, age 57, a Certified Public Accountant, has over thirty-five (35) years of diversified financial management experience and, during the twelve
(12) years prior to
joining the Company, was a member of the Board of Directors and was Chief Financial Officer of both Barre National, Inc. of Baltimore, Maryland and Genesee Brewing Co. of Rochester, New York.

    Robert J. Mello, Ph.D. rejoined the Company in February 1994 and serves as Vice President of Quality and Regulatory Affairs. Dr. Mello holds a bachelor of science degree in biology and a Ph.D. degree in Biochemistry from The Johns Hopkins University School of Medicine. Dr. Mello had been with the Company for ten (10) years before joining Lederle Laboratories in 1992 as Manager, Validation Services. At Lederle he established, coordinated and monitored validation programs at 4 sites. During his ten (10) years with the Company Dr. Mello served originally as Director of Research and Development and then as Director, Quality Assurance and Regulatory Affairs, and as Corporate Secretary.

    Officers of the Company are elected annually and serve at the discretion of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

    The following table sets forth information as of May 15, 1996, with respect to the number of shares owned by each person who is known by the Company to own beneficially 5% or more of its Class A Common Stock, each director of the Company and all directors and officers of the Company as a group.






- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------
Name and Address of                       Shares Beneficially           Percentage Beneficially
Beneficial Owner                                 Owned(1)                       Owned
- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------

William P. Tew, Ph.D.                             437,038                       11.0%
11412 Cronridge Drive
Owings Mills, MD  21117
- ------------------------------------------------------------------------------------------------
Joanne W. Tew                                     265,250                        6.7%
911 Arran Road
Baltimore, MD 21239
- ------------------------------------------------------------------------------------------------
Regis F. Burke                                      6,800                        0.2%
6 Kincaid Court
Baldwin, MD  21013
- ------------------------------------------------------------------------------------------------
Narlin B. Beaty, Ph.D.                            171,405                        4.3%
10706 West Castle Place
Cockeysville, MD 21030
- ------------------------------------------------------------------------------------------------
Thomas C. Mendelsohn                               75,615(2)                     1.9%
2117 Burdock Road
Baltimore, MD 21209
- ------------------------------------------------------------------------------------------------
John C. Weiss, III                                 15,770(3)                     0.4%
5907 Charlesmead Ave.
Baltimore, MD 21212
- ------------------------------------------------------------------------------------------------
All directors and officers as a                   812,715(4)                    20.4%
group (7 persons)
- ------------------------------------------------------------------------------------------------
- ------------------------------------------------------------------------------------------------


1 Unless otherwise noted, all shares indicated are held with sole voting and sole investment power.
2 Includes 25,000 shares purchasable under option exercisable within 60 days of
   May 15, 1996.
3 Includes 6,250 shares purchasable under option exercisable within 60 days of
   May 15, 1996
4 Includes 56,250 shares purchasable under option exercisable within 60 days of May 15, 1996.

Subsequent to May 15, 1996 Harvey L. Miller, who is the beneficial owner of 65,000 shares of the Company's Class A Common Stock, was appointed as a Director of the Company. After consideration of Mr. Miller's appointment as a Director and the shares held by him, all officers and directors of the Company, as a group, hold 872,715 shares (inclusive of 56,250 shares purchasable pursuant to options exercisable within sixty (60) days of May 15,
1996), for an aggregate percentage of shares beneficially owned equal to 21.9%.

                    EXECUTIVE COMPENSATION AND RELATED INFORMATION

COMPENSATION COMMITTEE REPORT

    As members of the Compensation Committee of the Chesapeake Biological Laboratories Board of Directors, it is our duty to exercise the power and authority of the Board of Directors with respect to the compensation of the Company's executive officers.

GENERAL COMPENSATION POLICY

    Under the supervision of the Compensation Committee, the Company has developed a compensation policy which is designed to attract and retain qualified key executives critical to the Company's success and to provide such executives with performance-based incentives tied to the growth and profitability of the Company. It is our objective to have a portion of each officer's compensation contingent upon the Company's performance as well as upon the individual's contribution to the success of the Company as measured by personal performance. Accordingly, each executive officer's compensation package is fundamentally comprised of three elements: (i) base salary which reflects individual performance and expertise; (ii) an incentive compensation tied to the Company's profit, payable as an adjustment to base salary, and
(iii) long-term stock-based incentive awards through the Company's Employee Incentive Stock Option Program which strengthen the mutuality of interests between the executive officers and the Company's stockholders.

FACTORS

    Because the Company is in the growth stage, the use of traditional standards (such as profit levels and return on equity) are not appropriate as the sole factor in evaluating the performance of its executive officers. Several of the more important factors which were considered in establishing the components of each executive officer's compensation package for the 1996 fiscal year are summarized below. Additional factors were also taken into account, and we may at our discretion apply entirely different factors, particularly different measures of performance, in setting executive compensation for future fiscal years, but all compensation decisions will be designed to further the general compensation policy indicated above.

BASE SALARY

    Base compensation is established through negotiation between the Company and the executive at the time the executive is first hired, and then subsequently when the executive's base compensation is subject to review or reconsideration. When establishing or reviewing base compensation levels for each executive officer, the Compensation Committee considers numerous factors, including the qualifications of the executive and the amount of relevant individual experience the officer brings to the Company, strategic goals for which the executive has responsibility, compensation levels at companies at a comparable stage of development who compete with the Company for business and executive talent and the incentives which are necessary to attract and retain qualified management.

INCENTIVE COMPENSATION

    In addition to the base salary, the Board of Directors has adopted an Incentive Compensation Program whereby the annual base salary of specified Company executives may be increased based on the profit of the Company at the end of each fiscal year. The base salaries of 7 executives were increased during the year to reflect the adjustments specified under the Incentive Compensation Program. No cash bonuses were granted to the Company's executive officers in the fiscal year ended March 31, 1996.

LONG-TERM COMPENSATION

    Each executive officer of the Company is eligible for stock option awards under the Company's Employee Incentive Stock Option Program which is designed to give the recipient a significant equity stake in the Company and thereby closely align their interests with those of the Company's stockholders. Factors considered include the executive's or key employee's position in the Company, his or her performance and responsibilities, and the extent to which he or she already holds an equity stake in the Company. During the year, grants of 20,000 shares each were issued to: N. Beaty, J. Janssen, R. Mello, and T. Mendelsohn, at an option price of $1.50 per share, the market price on the date of the grant.

CEO COMPENSATION

    The annual base salary review of William P. Tew, Ph.D., the Company's Founder and Chief Executive Officer was done as of July 1, 1995, when it was set at $162,908. Dr. Tew's total cash compensation (base plus incentive) for the fiscal year ended March 31, 1996 was $177,916. In setting Dr. Tew's base salary we determined that he had made significant achievements over the past several years which were important to the Company's future growth and could assist the Company in enhancing stockholder value.

    We conclude our report with the acknowledgement that no member of the Compensation Committee is a former or current officer or employee of the Company.

    Compensation Committee, March 31, 1996

         John C. Weiss, III
         Regis F. Burke


SUBSEQUENT TO MARCH 31, 1996

    Mr. John C. Weiss, III, a member of the Board of Directors of the Company since 1986, and also previously a member of the Compensation Committee and Stock Option Committee of the Board of Directors, was appointed President of the Company in May 1996, subsequent to the preparation of the above Compensation Committee Report. Upon his appointment as President of the Company, Mr. Weiss resigned from the Compensation Committee and Stock Option Committee of the Board of Directors, and Mr. Harvey L. Miller has since been appointed to each of those committees in his stead.

STOCK PERFORMANCE GRAPH

    The graph depicted below shows the Company's stock price as an index assuming $100 invested on March 31, 1991, along with the composite prices of companies listed on the NASDAQ Biotech Index and AMEX Value Index.

                         Comparison of Five-Year Cumulative
                      Total Return Among CBL, AMEX Value Index,
                                 NASDAQ Biotech Index





                                          [graph]



- -----------------------------------------------------------------------------
- -----------------------------------------------------------------------------

                   3/31/91   3/31/92   3/31/93   3/31/94   3/31/95   3/31/96
- -----------------------------------------------------------------------------
Chesapeake         $100.00   $200.00   $260.00   $560.00   $380.00   $240.00
Bio. Labs. Inc.

AMEX Value         $100.00   $110.00   $117.88   $123.36   $129.29   $159.07
Index

NASDAQ             $100.00   $136.58    $97.50    $96.67    $71.93   $126.67
Biotech Index
- -----------------------------------------------------------------------------

    The Company believes the NASDAQ Biotech Index is a reasonable peer group comparison.

SUMMARY OF CASH AND CERTAIN OTHER COMPENSATION

    The following table sets forth the compensation earned by the Company's Chief Executive Officer and the Company's four other highest paid executive officers for services rendered in all capacities to the Company for each of the last three fiscal years.



                                       Table I

                                Summary Compensation
                                 ANNUAL COMPENSATION


         >



Name                                                    Other               Long-Term
and                                                     Annual            Compensation
Principal                         Salary             Compensation            Stock
Position                 Year       ($)                   ($)              Options (#)
- -------------------------------------------------------------------------------------------

William P. Tew, Ph.D.    1996     177,916              1,232 (1)                 --
Chairman and             1995     166,357              1,910 (1)                 --
CEO                      1994     155,717                694 (1)                 --

N. Bennet Beaty, Ph.D.   1996     141,106                                      20,000
President                1995     131,938                 --                     --
                         1994     123,409                 --                     --

John T. Janssen          1996     130,546                                      20,000
Chief Financial          1995     105,625                 --                     --
Officer                  1994      91,931                 --                     --


Thomas C. Mendelsohn     1996     131,983                                      20,000
Vice President New       1995     123,907                 --                      --
Business Development     1994     115,982                 --                      --

Robert J. Mello (2)      1996     123,959                                      20,000
Vice President           1995     110,853                 --                      --
Quality                  1994      18,000                 --                   50,000


1 Represents amounts paid to the Company for life insurance premiums on behalf of Dr. Tew.
2 Dr. Mello rejoined the Company in February 1994, as Vice President of Quality and Regulatory Affairs.

    All employees of the Company are eligible to receive stock option awards through the Company's Employee Incentive Stock Option Program. The granting of such stock option awards is made at the sole discretion of the Stock Option Committee of the Board of Directors. It is the Company's philosophy to encourage equity ownership of the Company by its employees, thereby aligning their interest with those of the Company's stockholders. Factors considered in granting stock options include the employee's position in the Company, his or her performance and responsibilities, and the extent the employee already holds an equity stake in the Company.

    At present the Company does not award cash bonuses, nor offer any other long-term incentive compensation. The Company established a 401K-Profit Sharing Plan for all full-time CBL employees with six months service with the Company. Employees may contribute up to 10% of their salary to the plan, and the Company may match the first 3% of salary the employee contributes to the plan. The original entry date for the 401K plan for all eligible employees was October 1, 1993. The Company suspended the matching of employee contributions as of July 31, 1994.

    The Company may, at its option, contribute a variable percent of eligible employee salaries to the employee's account in the plan. For the years ended March 31, 1996 and 1995 the Company chose not to contribute to this plan.

STOCK OPTIONS

    Pursuant to the Company's Employee Stock Option Program, options with respect to an aggregate of 114,500 shares of the Class A Common Stock of the Company, with an exercise price of $1.50 per share, the market price of the Class A Common Stock on the date of the grant, were granted to an aggregate of 39 employees (including officers) during fiscal year 1996.

OPTION EXERCISES AND HOLDINGS

    The table below sets forth information concerning the exercise of options during the 1996 fiscal year and unexercised options held as of the end of the fiscal year by the Company's Chief Executive Officer and the Company's three other most highly paid executive officers.

                                      Table III

                 Aggregated Option Exercises in Last Fiscal Year and
                            Fiscal Year-End Option Values


                                                                                       Value of
                                                                  Number of           Unexercised
                                                                  Unexercised         In-the-Money
                                                                    Options             Options
                                                                   at Fiscal           at Fiscal
                            Acquired         Value                Year-End (#)       Year-End ($)1
                           on Exercise      Realized           Exercisable (E)/    Exercisable (E)/
Name                          (#)             ($)             Unexercisable (U)   Unexercisable (U)
- -----------------------------------------------------------------------------------------------------


William P. Tew, Ph.D.         --              --                     $0                   $0

N. Bennet Beaty, Ph.D.        --              --                 20,000 (U)               $0

John T. Janssen               --              --                 25,000 (E)               $0 (E)
                                                                 45,000 (U)               $0 (U)

Thomas C. Mendelsohn          --              --                 25,000 (E)               $0 (E)
                                                                 45,000 (U)               $0 (U)

1 Assumes, for all unexercised in-the-money options, the difference between fair market value and the exercise price. The fair market value on March 31, 1996 was $1.50/share.

    John C. Weiss, III, President and Director of the Company, exercised after May 15, 1996 an option to purchase 6,250 shares of the Company's Class A Common Stock at $.80 per share, pursuant to a 1986 Director's Agreement. The Company has a right of first refusal to purchase the shares so acquired, in the event Mr. Weiss wishes to sell the shares in the future.

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AGREEMENTS

    Effective as of July 1, 1995, the Company entered into employment agreements with each of its executive officers. These agreements generally provide for payment of a stated base salary, together with incentive compensation in an amount to be determined by the Board of Directors or Compensation Committee from time to time. The base salary established in the employment agreements for each of the Company's executive officers is subject to a pro rata downward adjustment in the event of a significant and sustained downturn in the financial performance, condition or prospects of the Company. In addition, the employment agreements provide for severance payments of varying amounts to the executive officers of the Company in certain circumstances. Drs. Tew and Beaty are entitled to receipt of severance payments of approximately two times their aggregate annual compensation, in the case of Dr. Tew, upon termination of his employment either following a change of control of the Company or breach by the Company of the employment agreement, or for good reason (generally defined as diminution of title or responsibilities, termination of benefit plans, or Company relocation), and, in the case of Dr. Beaty, upon termination of his employment either following breach by the Company of his employment agreement or for good reason.
Messrs. Janssen and Mendelsohn, and Dr. Mello, are each entitled to receipt of severance payments in an amount equal to approximately their annual aggregate compensation upon termination of their employment following breach by the Company of their respective employment agreements or for good reason.

    The employment agreements are, in the case of Dr. Tew, for an initial term of four years, with successive four-year renewal terms; in the case of Dr. Beaty, for an initial term of four years, with successive three-year renewal terms; and in the case of Messrs. Mendelsohn and Janssen, and Dr. Mello, for an initial term of two years with successive two-year renewal terms.

    The base salary established in the employment agreements for Dr. Tew and Dr. Beaty is $162,900 and $129,200, respectively. The base salary applicable to Messrs. Janssen and Mendelsohn, and Dr. Mello, is $121,300, $121,300, and $118,700, respectively. The base salary applicable to any executive officer may be increased through action of the Compensation Committee from time to time. Pursuant to the employment agreements, each of the executive officers is required to devote substantially all his business time to Company related matters and has agreed not to solicit clients or customers of the Company for a period following termination of employment.

    In May 1996, the Company entered into an Employment Agreement with John
C. Weiss, III, the newly appointed President of the Company. The Employment Agreement with Mr. Weiss is substantially similar to the Employment Agreement entered into by the Company with the other executive officers. Mr. Weiss is entitled to receive severance payments of approximately two times his aggregate annual compensation upon termination of his employment following breach by the Company of this Employment Agreement or for good reason, and the Employment Agreement with Mr. Weiss is for an initial term of two years, with successive three year renewal terms. The Corporation has, however reserved a right of early termination upon the occurrence of certain events.
The base salary established in the Employment Agreement for Mr. Weiss is $130,000, subject to increase through action of the Compensation Committee from time to time.

COMPLIANCE WITH SECTION 16(A)

    Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than ten percent (10%) of a registered class of the Company's equity securities, to file a report of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file.

    Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons that no Forms 5 were required for those persons, the Company believes that, with respect to the Company's fiscal years 1996 and 1995, all filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with.

VOTE REQUIRED

    The affirmative vote of the holders of a plurality of all outstanding shares of the Class A Common Stock present in person or by proxy at a meeting at which a quorum is present is required for the election of each nominee. The presence in person or by proxy of stockholders entitled to cast a majority of all the votes entitled to be cast at the meeting constitutes a quorum.

                                     PROPOSAL 2:
                   APPROVAL OF FOURTH INCENTIVE STOCK OPTION PLAN

    At the Annual Meeting, the holders of the Company's Class A Common Stock will be asked to consider and vote upon a proposal to approve the Fourth Incentive Stock Option Plan of Chesapeake Biological Laboratories, Inc. (the "Plan"), as adopted by the Company's Board of Directors. The following is a description of the material terms of the Plan and, as such, is qualified in its entirety by the actual terms of the Plan, a copy of which is attached hereto as Exhibit A.

    The Plan was adopted by the Board of Directors in order to provide incentives to, and to encourage stock ownership by, all employees of the Company and any subsidiaries of the Company, in order that employees may acquire or increase their proprietary interests in the success of the Company and any subsidiary, and to provide to the Company an additional means of attracting and retaining competent personnel.

    The Board of Directors and stockholders of the Company had previously adopted three prior incentive stock option plans; however, no options remain available for issuance under those plans. The Plan now being submitted to the stockholders for approval is substantially similar to those prior plans, but reflects changes to the Internal Revenue Code subsequent to the adoption of the prior plans and generally permits greater flexibility in the setting of the various terms and provisions of options granted thereunder.

GENERAL.

    The Plan authorizes the granting of "incentive stock options" (as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")). Options may be granted under the Plan for a period of ten (10) years unless the Plan is earlier terminated. The Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time by the Board of Directors, except that stockholder approval is required to increase the number of shares that may be issued under the Plan or to modify eligibility requirements for participants in the Plan. Proceeds received by the Company from the sale of Class A Common Stock pursuant to the exercise of options granted under the Plan will be used for general corporate purposes.

SECURITIES SUBJECT TO THE PLAN

    Subject to approval by the holders of the Company's Class A Common Stock, 800,000 shares of the Company's Class A Common Stock may be issued upon exercise of options granted under the Plan. If an option expires or is canceled without having been fully exercised, the number of shares as to which such option was not exercised prior to its expiration or cancellation may again be optioned under the Plan. The Plan provides for appropriate adjustments in the number and kind of shares subject to the Plan, and to outstanding options, in the event of a stock split, stock dividend or other similar changes in the Company's Class A Common Stock and in the event of a merger, consolidation or certain other types of recapitalizations.

ADMINISTRATION OF THE PLAN

    The Plan provides for administration by a Committee (the "Committee") comprised of either the Board of Directors as a whole or a committee of the Board consisting of at least two Directors, appointed from time to time (and removable) by the Board of Directors. Options may be granted to any member of the Committee during the term of such person's membership on the Committee, provided that that member of the Committee is also an employee of the Company.

    In addition to administering the Plan, the Committee is also authorized to interpret the Plan and the Stock Option Agreements issued from time to time pursuant thereto, to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, and to interpret, amend or revoke any such rules.

    Members of the Committee will not receive compensation for their services, but all expenses and liabilities that they incur in connection with the administration of the Plan will be borne by the Company. The Board may at any time suspend or terminate the Plan, subject to rights under options previously granted.

ELIGIBILITY AND PARTICIPATION

    Any executive or other employee of the Company or of any corporation which is then a subsidiary of the Company (as such terms are defined in the Plan) will be eligible to be granted options under the Plan. Directors of the Company are eligible to be granted options if they are also employees. More than one option may be granted to an individual.

    The Committee is authorized to select from among the Company's employees the individuals to whom options are to be granted, to determine the number of shares to be subject to such options, and to establish the terms and conditions of the options, consistent with the Plan.

TERMS OF OPTIONS

    EXERCISABILITY OF OPTIONS. Options are exercisable at such times and in such installments (which may be cumulative) as the Committee may provide in
the terms of each individual option.    If the option does not otherwise
provide, options granted under the Plan generally become fully exercisable over a period of approximately five (5) years. No portion of an option which is unexercisable at termination of employment may thereafter become exercisable, except to the extent which an option may provide that it becomes fully exercisable upon termination of employment of the optionee for stated reasons. Consistent with the terms of the Plan, the Committee may provide in an option, as the Committee deems appropriate, terms and conditions which provide for acceleration of the time at which an option or any portion thereof may be exercised, including terms which provide for acceleration of the exercisability of the Option upon the occurrence of certain events, such as change in control or a change in substantial ownership of the Company. No options may be issued under the Plan to the extent that the aggregate fair market value of stock with respect to which such option (determined without regard to the vesting limitations contained in Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year (under the Plan and all other incentive stock options plans of the Company, any subsidiary and any parent corporation) exceeds $100,000. For this purpose, the fair market value of stock shall be determined as of the time the option with respect to such stock is granted.

    Options are exercisable in whole or in part by written notice to the Company, specifying the number of shares being purchased and accompanied by payment of the purchase price for such shares. The option price must be paid in cash or by check or by delivery of shares of the Company's Class A Common Stock owned by the optionee, or by any combination of cash or shares. The Committee may, as a condition to the exercise of any option, require that the optionee deliver such representations and documents as it deems necessary to effect compliance with applicable federal and state securities laws and regulations. The Committee may also take whatever additional action it deems appropriate to effect such compliance.

    Nothing in the Plan or in any Stock Option Agreement will confer upon any optionee any right to continue in the employ of the Company, or any subsidiary of the Company, or will interfere with or restrict in any way the rights of the Company, or a subsidiary of the Company, to discharge any optionee at any time for any reason whatsoever, with or without cause. However, the Committee may include in options granted under the Plan terms which provide for acceleration of the exercisability of options upon termination of the employment of an optionee for stated reasons, such as a breach by the Company of an employment agreement with such optionee.

    PURCHASE PRICE OF SHARES SUBJECT TO OPTIONS. The price of the shares of Class A Common Stock subject to each option shall be set by the Committee; provided, however, that the price per share of an option shall be not less than 100% of the fair market value of such shares on the date of such option, except in the case of any option delivered under the Plan to any employee of the Company who is also the holder of an interest in the Company greater than 10%, in which case not less than 110% of the fair market value of such shares as the date of such option.

    For purposes of the Plan, the fair market value of a share of the Company's Class A Common Stock as of a given date will be: (i) the closing price of a share of the Company's Class A Common Stock on the principal exchange on which such shares are then trading, on the date of the option, or, if shares are not traded on such date, then on the next preceding trading date during which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price or, if the last sales price is unavailable or not readily determinable, the mean between the closing representative bid and asked prices for the stock, on the date of the grant of the option as reported by NASDAQ or such successor quotation system (or if not available for that date, the immediately preceding trading date); or (iii) if such stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock on the date of the grant (or, if such prices are not available for that date, the immediately preceding trading date); or (iv) if the Company's Class A Common Stock is not publicly traded, the fair market value established by the Committee, acting in good faith.

    NON-ASSIGNABILITY. Options may be transferred only by will or by the laws of descent and distribution. During a participant's lifetime, options are exercisable only by the participant. No option or interest or right therein or part thereof will be liable for the debts, contracts or engagements of the optionee or the optionee's successors in interest, or will be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law.

    EXPIRATION OF OPTIONS. Options may not be exercised to any extent by anyone after the first to occur of the following events: (i) the expiration of ten (10) years (five (5) years in the case of an optionee who is also the holder of an interest in the Company greater than ten percent (10%)) from the date the option was granted (whether or not the Plan has expired or been terminated); (ii) termination of employment of the optionee when for dishonesty or commission of a felony, or for the intentional commission of an act which constitutes a breach of any obligation of the optionee to the Company or any subsidiary and which has a material adverse effect on the Company or any subsidiary, including without limitation misappropriation of trade secrets or other confidential information; (iii) upon the occurrence of any of the events described in (ii) above at any time following the termination of employment of the optionee; (iv) the expiration of fourteen
(14) days (unless extended by the Committee in any particular option agreement to not more than three (3) months) after the date of the employee's termination of employment by reason of retirement or other termination (but excluding termination of employment by reason of death or permanent disability); (vi) the expiration of fourteen (14) days (unless extended by the Committee in any particular option agreement to not more than one year) after the date of the employee's termination of employment in the case of an employee subject to a permanent disability (within the meaning of Section 22(e)(3) of the Code), unless the optionee dies within such period; or (vii) the expiration of six (6) months (unless extended by the Committee in any particular option to not more than one year) after the date of the employee's death.

    Subject to the foregoing, the Committee may provide, in the terms of each individual option, when such option expires and becomes unexercisable.

    ADJUSTMENTS UPON CHANGE IN CAPITALIZATION. If the outstanding shares of Class A Common Stock subject to options are changed into or exchanged for a different number or kind of shares of the Company, or other securities of the Company, by reason of merger, consolidation, recapitalization, reclassification, stock split-up, stock dividend or combination of shares, the Committee will make an appropriate and equitable adjustment in the number and kind of shares as to which all outstanding options, or portions thereof then unexercised, will be exercisable, to the end that after such event the optionee's proportionate interest will be maintained as before the occurrence of such event.

    NO RIGHTS AS A STOCKHOLDER. The holders of options will not be, nor have any of the rights or privileges of, a stockholder of the Company as to shares covered by an option until such shares are issued by the Company and delivered to such holders.

    CONFORMITY TO SECURITIES LAWS. The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933 and the Securities Exchange Act of 1934, any and all regulations and rules promulgated by the United States Securities and Exchange Commission thereunder. The Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

FEDERAL INCOME TAX ASPECTS OF THE PLAN

    The following discussion is a general summary of the material federal income tax consequences to participants in the Plan. The discussion is based on the Code, regulations thereunder, rulings and decisions now in effect, all of which are subject to change. The summary does not discuss all aspects of federal income taxation that may be relevant to a particular participant in light of such participant's personal investment circumstances. Also, state and local income taxes are not discussed and may vary from locality to locality.

    THE PLAN PROVIDES FOR THE ISSUANCE OF INCENTIVE STOCK OPTIONS UNDER
SECTION 422(A) OF THE CODE. Holders of incentive stock options will not be considered to have received taxable income upon either the grant of the option or its exercise. Upon the sale or other taxable disposition of the shares of the Class A Common Stock, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (a) two years from the date of grant of the incentive stock option or (b) one year from the date of transfer of the shares of the Class A Common Stock to the optionee upon exercise. If the shares of the Class A Common Stock are sold or otherwise disposed of before the end of the one-year period or the two-year period, the difference between the option exercise price and the fair market value of the shares of the Class A Common Stock on the date of the option's exercise will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If the shares of the Class A Common Stock are disposed of before the expiration of the one-year period or the two-year period and the amount realized is less than the fair market value of the shares at the date of exercise, the optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company will be entitled to a tax deduction in regard to an incentive stock option only to the extent the optionee has ordinary income upon sale or other disposition of the shares of the Class A Common Stock.

    The difference between the fair market value of the shares of Class A Common Stock on the exercise date and the exercise price of an incentive stock option is generally deemed to be a "tax preference" under the alternative minimum tax rules of the Code. Since the consequences of the application of these provisions to individual optionees may vary depending on their particular circumstances, optionees should consult their personal tax advisors with respect to these provisions of the Code.

RECOMMENDATION OF THE BOARD OF DIRECTORS

    The Board of Directors recommends a vote FOR approval of the Plan. The affirmative vote of a majority of the votes cast at the Annual Meeting of Stockholders is required to approve the adoption of the Plan.

                       RELATIONSHIP WITH INDEPENDENT ACCOUNTANT

    The Board of Directors has selected Arthur Andersen LLP, independent public accountants, to audit the financial statements of the Company for the 1997 fiscal year.

    Arthur Andersen LLP has served as independent accountants for the Company since February 21, 1991. A representative of Arthur Andersen LLP will be present at the meeting, to have an opportunity to make a statement if he desires to do so, and to respond to appropriate questions from stockholders.

                                    OTHER MATTERS

    The Board of Directors knows of no other matters to be acted upon at the meeting. However, other matters properly brought before the meeting by stockholders will be considered.

                            STOCKHOLDER PROPOSALS FOR 1997

    Proposals of stockholders intended to be presented at the 1997 Annual Meeting of Stockholders must be received by the Company no later than April 9, 1997 and must otherwise comply with the rules of the Securities and Exchange Commission for inclusion in the proxy materials relating to that meeting.

                           ADDITIONAL INFORMATION AVAILABLE

    THE COMPANY WILL PROVIDE WITHOUT CHARGE, UPON WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING FINANCIAL STATEMENTS, SCHEDULES AND A LIST OF EXHIBITS. REQUEST SHOULD BE SENT TO CHESAPEAKE BIOLOGICAL LABORATORIES, INC., 6000 METRO DRIVE, BALTIMORE, MARYLAND 21215,
ATTENTION:  INVESTOR RELATIONS.

                             By Order of the Board of Directors




                             Thomas C. Mendelsohn
                             Secretary
                             September 12, 1996

                                      EXHIBIT A

                       CHESAPEAKE BIOLOGICAL LABORATORIES, INC.
                          FOURTH INCENTIVE STOCK OPTION PLAN


    1. DEFINITIONS. -- As used herein, the following terms shall have the indicated meanings:

    a.   "Board" -- The Board of Directors of the Company.

    b.   "Code" -- The Internal Revenue Code of 1986, as amended.

    c. "Committee" -- The Chesapeake Biological Laboratories, Inc. Fourth Incentive Stock Option Committee, constituted from time to time as provided in Section 3 hereinbelow.

    d. "Common Stock" -- The Class A Common Stock of the Company with a par value of One Cent ($0.01) per share.

    e.   "Company" -- Chesapeake Biological Laboratories, Inc.

    f. "Optionee" -- Employees of the Company or of any Subsidiary who hold outstanding Options granted under the Plan.

    g.   "Options" -- Fourth Incentive Stock Options granted under the Plan.

    h. "Plan" -- The Chesapeake Biological Laboratories, Inc., Fourth Incentive Stock Option Plan as set forth herein and as hereafter amended.

    i. "Subsidiary" -- Any "subsidiary corporation" (as that term is defined in Section 425(f) of the Code) of the Company.

    2. PURPOSE. -- The purpose of the Plan is to provide incentives to, and to encourage stock ownership by, all employees of the Company and the Subsidiaries in order that the employees may acquire or increase their proprietary interests in the success of the Company and the Subsidiaries, and to provide additional means of attracting and retaining competent personnel.
It is intended that the options issued pursuant to the Plan shall constitute "incentive stock options" within the meaning of Section 422(a) of the Code.

    3. ADMINISTRATION. -- The Plan shall be administered by the Committee. The Committee shall consist of the full Board or such lesser number of the Board (but not less than two (2) persons) as is designated by the Board. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however created, shall be filled by the Board. The Committee may be the same, and/or a committee acting, as the Compensation Committee of the Board as established from time to time. The Committee may select one (1) of its members as Chairman, and the Committee shall hold meetings at such times and places as it, or if a Chairman is appointed, when its Chairman, may determine. The presence at a meeting of a majority of the Committee shall constitute a quorum, and acts of a majority of the Committee present at a meeting at which a quorum is present, or acts reduced to or approved in writing by a majority of the members of the Committee, shall be the valid acts of the Committee. Members of the Committee who otherwise are eligible to receive Options shall not be disqualified from being granted such Options by reason of their membership on the Committee or their participation in the approval by the Committee of the grant of the

Options to themselves. Subject to the provisions of the Plan and applicable law, the Committee is authorized to interpret the Plan and to prescribe, amend or rescind rules and regulations relating to the Plan and to any Options granted thereunder, and to make any determinations necessary or advisable for the administration of the Plan. The interpretation and construction by the Committee of any provisions of the Plan shall be final unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

    4. ELIGIBILITY. -- All employees (including officers, whether or not directors) of the Company or any Subsidiary shall be eligible to be granted Options. An employee of the Company or any Subsidiary may hold more than one Option at any time, but only on the terms and subject to the restrictions herein set forth.

    5. GRANT OF OPTIONS. -- The Committee shall from time to time determine and designate those employees of the Company and the Subsidiaries to whom Options are to be granted. The Committee shall grant the Options for such amounts of shares subject to the terms of the Plan and such further terms and restrictions as the Committee shall from time to time determine; provided, however, that the aggregate fair market value (determined on the date on which the Option is granted) of Common Stock with respect to which an option can be exercised for the first time in any calendar year shall not exceed $100,000.00.

    6. STOCK SUBJECT TO THE PLAN. -- The stock subject to Options shall be authorized but unissued shares of Common Stock. The aggregate number of shares which may be issued under Options shall not exceed eight hundred thousand (800,000) shares. If an Option shall terminate or expire unexercised, in whole or in part, the shares so released from the Option may be made subject to additional Options. The Company shall reserve and keep available for issuance upon the exercise of Options that number of shares of Common Stock as will satisfy the requirements of all Options which are outstanding from time to time. In the event there is any change in the Company's shares of Common Stock, by stock splits, reverse stock splits, stock dividends, recapitalizations, or otherwise, the number of shares available for Options and the number of shares subject to any Option shall be appropriately adjusted by the Committee.

    7. OPTION PRICE. -- Each Option shall state the option price, which shall not be less than one hundred percent (100%) of the fair market value of the shares of Common Stock on the date of the granting of the Option, except that if the Option is granted to an Optionee who, at the time the Option is granted, owns stock possessing more then ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries, the option price shall be at least one hundred ten percent (110%) of the fair market value of the shares of Common Stock at the time the Option is granted. In the event there is any change in the shares of Common Stock by stock splits, reverse stock splits, stock dividends, recapitalizations or otherwise, the option price of the shares subject to Option shall be appropriately adjusted by the Committee. The fair market value of the Common Stock for purposes of the Plan shall be (i) the closing price of the shares of Common Stock on the principal exchange on which such shares are then trading, on the date on which the Option is granted or, if such shares are not traded on such date, then on the next preceding trading date on which a sale occurred; or (ii) if such stock is not traded on an exchange but is quoted on NASDAQ or a successor quotation system, the last sales price (or if the last sales price is not readily determinable, the mean between the closing representative bid and asked prices) on the date on which the Option is granted or, if such price or prices are not available for that date, the trading day immediately previous to such date; or (iii) if such stock is not publicly-traded on an exchange and is not quoted on NASDAQ or a successor quotation system, the mean between the closing bid and asked prices for the stock, on the date on which the Option is granted or, if such prices are not available for that date, the trading day immediately previous to such date; or (iv) if the Company's Common Stock is not publicly-traded, the fair market value thereof on the date on which the Option is granted, as established by the Committee acting in good faith.

    8. TERM OF OPTIONS. -- Options shall be exercisable for a period as determined by the Committee at the time of grant, but in any event for a period of no more than ten (10) years from the date of grant; provided, however, that any Option granted to an Optionee who at the time of the grant owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any of the Subsidiaries, the Option shall be exercisable for no more than five (5) years from the date of grant. Except as otherwise determined by the Committee in connection with the grant of any Option and provided for in the Option Agreement evidencing such Option, during the first (1st) and second (2nd) years an Option is outstanding, it may not be exercised with respect to any shares covered thereby; on the second (2nd) anniversary of the grant of an Option and during the following year, the Option may be exercised with respect to twenty-five percent (25%) of the shares covered thereby; on the third (3rd) anniversary and during the following year, it may be exercised with respect to fifty percent (50%) of the shares covered thereby; on the fourth (4th) anniversary and during the following eleven (11) months, it may be exercised with respect to seventy-five percent (75%) of the shares covered thereby; and during the twelfth (12th) month following the fourth (4th) anniversary thereof and prior to the expiration of the Option, an Option may be exercised with respect to one hundred percent (100%) of the shares covered thereby, the foregoing percentage figures in all cases being cumulative as to percentages of shares purchased upon the exercise of the Option in the current period and all prior periods. Notwithstanding the foregoing, the Committee may, in its discretion, provide for and include in any Option such terms and conditions as the Committee shall determine from time to time, not inconsistent with Section 422(a) of the Code, including but not limited to provisions which provide for different time periods during which an Option is to be exercisable, and/or for different numbers or percentages of covered shares which any Option may be exercised during the different time periods; and without limiting the generality of the foregoing, the Committee may include provisions in any Option which provide for that Option becoming exercisable in full upon the occurrence of certain events, including a change in control or substantial ownership of the Company.

    9. EXERCISE OF OPTIONS. -- To exercise an Option, the Optionee or his successor shall give written notice of exercise to the Committee at the principal office of the Company accompanied by payment of the option price in full and a written statement that the shares are being purchased for investment only and not with a view to distribution. However, the statement will not be required in the event the offering of securities under the Plan is registered with the Securities and Exchange Commission and applicable
State Securities commissions or regulatory agencies. Payment of the option price shall be in cash or by check or by tender of certificates evidencing shares of Common Stock, duly endorsed in blank, or any combination of the foregoing modes of payment. Shares of Common Stock tendered as payment shall be valued at their fair market value on the exercise date as determined by the Committee, which determination shall be final and binding. To the extent the fair market value of the tendered shares exceeds the option price, the excess shares shall be reissued to the Optionee. If the Option is exercised by the successor of the Optionee, following the death of the Optionee, proof of the right of the successor to exercise the Option in form satisfactory to the Committee shall be submitted. Options may be exercised, in accordance with their terms, as to less than all of the shares optioned thereunder from time to time, but not less than one hundred (100) shares may be purchased upon the exercise of the Option at any one time unless the number purchased is the total number of shares remaining subject to the Option at the time of exercise. For as long as the offering of securities pursuant to the Plan has not been registered with the Securities Exchange Commission and applicable State securities commissions and regulatory agencies, certificates representing shares of Common Stock issued upon the exercise of Options shall bear the following legend and transfers of such shares shall be subject to the restrictions set forth in the legend:

    The offering of the shares represented by this certificate was not registered under the Securities Act of 1933, as amended, and applicable State securities laws, and the shares may be transferred by the holder only if the transfer is registered under the provisions of such act and laws or if, in the opinion of legal counsel to the Company, the transfer may be made without violating such act and laws.

    10.  TERMINATION OF EMPLOYMENT EXCEPT BY REASON OF DEATH.

         (a) All unexercised Options will terminate, be forfeit and lapse immediately if (i) the Optionee's employment with the Company or any Subsidiary is terminated because the Optionee is discharged for dishonesty or commission of a felony, or upon the intentional commission of an act which constitutes a breach of any obligation of the Optionee to the Company and which has a material adverse effect or impact upon the Company or any Subsidiary, including, but not limited to, his disclosure to unauthorized persons of confidential information or trade secrets of the Company or any Subsidiary; or (ii) the Optionee at any time following the termination of Optionee's employment with the Company, either intentionally commits an act which constitutes a breach of any obligation of the Optionee to the Company and which has a material adverse effect or impact on the Company, or discloses to unauthorized persons confidential information or trade secrets of the Company or any Subsidiary.

         (b) If the Optionee's employment with the Company or any Subsidiary is terminated for any reason other then the Optionee's death or any reason set forth in Section 10 (a) above, such Optionee shall have the right to exercise all Options held by him, in accordance with their terms, at any time within fourteen (14) days after the termination of employment or such longer period (up to three (3) months or, in the case of disability of the Optionee within the meaning of Section 22(e)(3) of the Code, up to one (1) year), as may be provided for in the Option, but only to the extent that the Optionee's right to exercise such Option has accrued at the time of, or upon or by reason of, termination of employment and had not been previously exercised; provided that no Option may be exercised under any circumstances after the expiration of the term of the Option. Whether authorized leave or absence or absence for military or governmental service shall constitute termination of employment for the purposes of the Plan shall be determined by the Committee, which determinations shall be final and conclusive unless overruled by the Board.

    11. DEATH OF OPTIONEE. -- If an Optionee shall die while in the employ of the Company or a Subsidiary or the employee shall die prior to expiration of the Option following termination of his employment with the Company and Subsidiaries (and such Optionee shall not have been dismissed from his employment or the option shall not have been terminated for any of the reasons set forth in Section 10 (a) above), an Option may be exercised at any time within six (6) months after the Optionee's death, or such longer period (up to one (1) year) as may be set forth in the Option, by the executors or administrators of the Optionee's estate or by any person or persons who shall have acquired the Option directly from the Optionee by bequest or inheritance, but only to the extent that the Optionee's right to exercise such Option had accrued at the time of his death and had not been previously exercised; provided that nothing in this Section 11 shall permit an Option to be exercised after the expiration of the term of the Option.

    12. PROHIBITION ON TRANSFERS OF OPTIONS. -- No Option shall be transferable by the Optionee other than by will or the laws of descent and distribution, and each Option shall be exercisable during the Optionee's lifetime only by the Optionee. No Option or interest or right therein, or part thereof, will be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or will be subject to disposition by transfer, alienation, pledge, encumbrance, assignment or any other means, whether voluntary, involuntary or by operation of law.

    13. MERGERS AND CONSOLIDATIONS. -- If the Company should be a participant in any merger or consolidation, each outstanding Option shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to the Option would have been entitled in such transaction, and the option exercise price shall be appropriately adjusted. In the event of the dissolution of the Company, all unexercised outstanding Options shall terminate and expire, as of the effective date of the dissolution. The grant of an Option shall not afford the Optionee any right to object to or in any way limit the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

    14. RIGHTS OF OPTIONEES. -- An Optionee or permitted transferee of an Option shall have no rights as a stockholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for such shares. No adjustment shall be made for dividends (whether ordinary or extraordinary, in cash, securities or other property) or distributions or other rights for which the record date is prior to the date a stock certificate is issued, except as provided in Section 13 hereof. Nothing in this Plan or in any Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or in a business relationship with the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and its subsidiaries, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause.

    15. OPTION AGREEMENTS. -- The granting of an Option shall take place upon the approval thereof by the Committee and shall be evidenced by a written Option Agreement, stating the number of shares of Common Stock subject to the Option evidenced thereby, such other terms and conditions as shall be determined by the Committee, and in such form the Committee may from time to time determine.

    16. TERM OF PLAN. -- Options may be granted at any time within a period of ten (10) years from the date the Plan is adopted by the Board or the date the Plan was approved by the Stockholders of the Company, whichever is earlier.

    17. REGISTRATION OF THE OFFERING OF SECURITIES UNDER THE PLAN. -- If the Company shall be advised by its legal counsel that the offering of Options and of shares of the Common Stock upon the exercise of Options is required to be registered under the Securities Act of 1933, as amended, or applicable State's securities laws, the Company may effect registration, and delivery of shares of the Common Stock by the Company may be deferred until such registration or registrations are effective.

    18. INDEMNIFICATION OF COMMITTEE. -- In addition to other rights of indemnification they may have as members of the Board, the members of the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it is judged in such action, suit or proceeding that such Committee member is liable for negligence or misconduct in the performance of his duties; provided that within sixty (60) days after the institution of any such action, suit or proceeding, the Committee member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

    19. AMENDMENT OF THE PLAN. -- From time to time, the Board may, insofar as permitted by law, with respect to any shares at the time not subject to options, suspend or discontinue the Plan; and the Board may, insofar as permitted by law, revise or amend the Plan in any respect whatsoever, except that, without approval of the Stockholders of the Company, no such revision or amendment shall increase the number of shares subject to the Plan or change the designation of the class of employees eligible to receive Options; and except for any modification or amendment contemplated by the sentence immediately following, no such amendment or modification shall, without the consent of the Optionee, affect his or her rights under an Option previously granted to the Optionee. Without limiting the generality of the foregoing, the Board may, without further approval by the Stockholders and without securing further consideration from the Optionee, amend this Plan or condition or modify the grant of Options hereunder in response to securities, tax or other laws, rules or regulations, or regulatory interpretations thereof, applicable to the Plan. The Plan may not, without the approval of the Stockholders of the Company, be amended in any manner that would cause Options to fail to meet the requirements of "incentive stock options" as that term is defined in Section 422(a) of the Code.

    20. APPLICATION OF FUNDS. -- The proceeds received by the Company from the sale of shares of Common Stock pursuant to the exercise of Options shall be used for general corporate purposes.

    21. NO OBLIGATION TO EXERCISE OPTION. -- The granting of an Option shall impose no obligation upon the Optionee to exercise such option.

    22. APPROVAL OF STOCKHOLDERS. -- The Plan shall be submitted for the approval of the holders of the Company's Common Stock within twelve (12) months after the initial approval of the Plan by the Board. Options may be granted prior to such shareholder approval.

                                         CBL
                       CHESAPEAKE BIOLOGICAL LABORATORIES, INC.

                                        PROXY

This proxy is solicited On Behalf of the Board of Directors of Chesapeake Biological Laboratories, Inc. The undersigned hereby appoints William P. Tew and John C. Weiss, III, or either of them acting singly, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Class A Common Stock of Chesapeake Biological Laboratories, Inc. held of record by the undersigned as of the close of business on September 12, 1996 , at the Annual Meeting of Stockholders to be held on October 29, 1996, or any adjournment thereof.

The Board of Directors recommends a vote "FOR ALL NOMINEES" in Proposal No. 1
- -Election of Directors and "FOR" Proposal No. 2 -- Approval of Fourth Incentive Stock Option Plan.

                  Please Mark Your Choice in Blue or Black Ink.

1.  PROPOSAL No. 1 -- ELECTION OF DIRECTORS:
    / / FOR ALL NOMINEES listed below         / / WITHHOLD AUTHORITY to vote
        (except marked to the contrary below)     for all nominees listed below

    (INSTRUCTION: To withhold authority to vote for any individual nominee(s), strike a line through the name of the nominee(s) in the list below.)

    NOMINEES:      W.P. Tew, J.C. Weiss, III, N.B. Beaty, T.C. Mendelsohn,
                   R.F. Burke, H.L. Miller

2.  PROPOSAL No. 2 -- APPROVAL OF FOURTH INCENTIVE STOCK OPTION PLAN

    / /  "FOR" Approval
    / /  "AGAINST" Approval
    / /  ABSTAIN

3. In their discretion, the Proxies are hereby authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is given with respect to any matter or matters, this proxy will be voted "FOR ALL NOMINEES" in Proposal No. 1 Election of Directors and "FOR APPROVAL" in Proposal No. 2 -- Approval of Fourth Incentive Stock Option Plan. If with respect to Proposal No. 1 -- Election of Directors, you withhold authority to vote for any named nominee(s) as a director, the shares represented by this proxy will be voted for the election of the remaining nominees as directors.

Please sign exactly as name appears on the label above. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                                  Date:___________________________, 1996
                                  ______________________________________
                                  Signature

                                  ______________________________________
                                  Signature if held jointly
Please Mark, Sign, Date and Return this Proxy Letter Promptly
Using the Enclosed Envelope.